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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                            Current Report Pursuant

                         to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported)      December 3, 1999
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                           SEAGATE TECHNOLOGY, INC.
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           (Exact Name of the Registrant as Specified in Its Charter)

                                   Delaware
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                 (State or Other Jurisdiction of Incorporation)

           001-11403                                 94-2612933
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        (Commission File Number)       (I.R.S. Employer Identification No.)


       920 Disc Drive, Scotts Valley, California              95066
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     (Address of Principal Executive Offices)               (Zip Code)


                                   (831) 438-6550
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

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     Item 5.  Other Events.
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     Seagate Technology, Inc. a Delaware corporation ("Seagate"), has entered into an Agreement and Plan of Reorganization (the "Agreement") dated December 3, 1999 with XIOtech Corporation, a Minnesota corporation ("XIOtech") and Trout Acquisition Corp., a Minnesota corporation and wholly owned subsidiary of Seagate ("Merger Sub"). Subject to the conditions set forth in the Agreement, Merger Sub will be merged into XIOtech, the separate corporate existence of Merger Sub will cease and XIOtech will continue as the surviving corporation as a wholly owned subsidiary of Seagate. In the Merger, each share of XIOtech Common Stock will be converted into the right to receive shares of Seagate Common Stock, and the outstanding options to purchase shares of XIOtech Common Stock will be assumed by Seagate and converted into stock options to purchase shares of Seagate Common Stock. The aggregate value of the shares of Seagate Common Stock to be issued for the XIOtech options and outstanding capital stock will be $360 million. The Merger will be accounted for as a purchase. The Merger has been approved by the Boards of Directors of Seagate, XIOtech and Merger Sub, but it is still subject to XIOtech shareholder approval and customary regulatory approvals.

     Available Information. The foregoing summary of certain principal terms of
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the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is attached hereto as Exhibit 2.1, and is hereby incorporated by reference herein.

     A copy of the press release relating to the Merger is attached hereto as
Exhibit 99.1, and is hereby incorporated by reference herein.

     Item 7. Financial Statements and Exhibits.
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             (c)  Exhibits

               Exhibit
               Number            Description
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                2.1              Agreement and Plan of Reorganization, dated as
                                 of December 3, 1999, by and among Seagate
                                 Technology, Inc. a Delaware corporation, Trout
                                 Acquisition Corp., a Minnesota corporation and wholly owned subsidiary of Seagate and XIOtech
                                 Corporation, a Minnesota corporation.

               99.1              Press Release dated December 3, 1999

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     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:  December 17, 1999

                                      SEAGATE TECHNOLOGY, INC.

                                      By:   /s/ Thomas F. Mulvaney
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                                      Thomas F. Mulvaney
                                      Senior Vice President, General
                                      Counsel and Corporate Secretary

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                            SEAGATE TECHNOLOGY, INC.

                                    FORM 8-K

                               INDEX TO EXHIBITS


         Exhibit
         Number               Description
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          2.1                 Agreement and Plan of Reorganization, dated as of
                              December 3, 1999, by and among Seagate
                              Technologies, Inc. a Delaware corporation, Trout
                              Acquisition Corp., a Minnesota corporation and wholly owned subsidiary of Seagate and XIOtech
                              Corporation, a Minnesota corporation.

         99.1                 Press Release dated December 3, 1999


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